Exhibit 10.2
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          STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE
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                       by and among
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                SUFFIELD TECHNOLOGIES CORP.
                  a Florida Corporation
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                           and
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                 TOP 10 PROMOTIONS, INC.
                 a Virginia Corporation
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                 effective as of May 28, 1998
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          STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE
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         THIS STOCK PURCHASE AGREEMENT AND SHARE EXCHANGE, made
and entered into this  28th day of May, 1998, by and among
Suffield Technologies Corp., a Florida corporation with its principal place of business located at 777 South Flagler Drive,
8th Floor, West Tower, West Palm Beach, Florida 33401
("SUFFIELD"), Top 10 Promotions, Inc.,  a Virginia Corporation
with its principal place of business at 909 Monroe Street, Roanoke Rapids, North Carolina 27870 ("Top 10") and the individual listed on Exhibit "A" attached hereto and specifically incorporated herein by this reference (the "Top 10 Shareholder"), (Top 10 and Top 10 Shareholder jointly referred to as the "Top 10").
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                           Premises
         A.   This Agreement provides for the acquisition of Top
10 by Suffield whereby Top 10 shall become a wholly owned subsidiary of Suffield and in connection therewith, the issuance of 500,000 ($0.0001 par value per share) shares of restricted common stock of Suffield to the Top 10 Shareholder as designated on Exhibit "A" and other consideration.
         B. The boards of directors of Suffield and Top 10 have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their stockholders, respectively. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed acquisition.
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                           Agreement
         NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the parties to be derived herefrom, it is hereby agreed as follows:
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                          ARTICLE I
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        REPRESENTATIONS, COVENANTS AND WARRANTIES OF
                        SUFFIELD
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         As an inducement to and to obtain the reliance of Top 10,
Suffield represents and warrants as follows:
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         Section 1.1         Organization. Suffield is a
corporation duly organized, validly existing, and in good standing under the laws of Florida and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the jurisdiction in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Suffield Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of Suffield as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Suffield's articles of incorporation or bylaws. Suffield has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.
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         Section 1.2         Capitalization.         The
authorized capitalization of Suffield consists of 50,000,000
Common Shares, $0.0001 par value per share, and 10,000,000 Preferred Shares, $0.0001 par value per share. As of the date hereof, Suffield has 3,325,000 common shares issued and outstanding, of which 1,800,000 are unrestricted. Suffield is not presently a public company. Within ninety (90) days after the closing herein, it intends to file Form 211 for the purpose of being traded on the NASDAQ OTC Bulletin Board.
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As of the Closing Date hereof, no shares of Preferred Stock will be issued or outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and are not issued in violation of the preemptive or other rights of any person.
Suffield has no other securities, warrants or options authorized or issued.
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         Section 1.3         Subsidiaries and Predecessor
                             Corporations.
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Suffield does not have any other subsidiaries and does not own, beneficially or of record, any shares of any other corporation.
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         Section 1.4         Options and Warrants.         There
are no existing options, warrants, calls or commitments of any character to which Suffield is a party and by which it is bound.
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         Section 1.5         Financing.          Suffield
undertook a Regulation D, 504 Offering, whereby Suffield raised $70,000 and issued 1,800,000 shares of Suffield to such investors. Such shares are included in the issued and outstanding shares as set forth in Section 1.2 hereinabove.
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         Section 1.6         Litigation and Proceedings.
To the best of Suffield's knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against Suffield or affecting Suffield or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of Suffield. Suffield does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.
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         Section 1.7         Material Contract Defaults.
To the best of Suffield's knowledge and belief, Suffield is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of Suffield, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Suffield has not taken adequate steps to prevent such a default from occurring.
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         Section 1.8         No Conflict With Other Instruments.
     The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Suffield is a party or to which any of its properties or operations are subject.
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         Section 1.9         Governmental Authorizations.
To the best of Suffield's knowledge, Suffield has all licenses, franchises, permits or other governmental authorizations legally required to enable Suffield to conduct its business in all material respects as conducted on the date hereof. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Suffield of this Agreement and the consummation of Suffield of the transactions contemplated hereby.
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                           ARTICLE II
          REPRESENTATIONS, COVENANTS AND WARRANTIES
                            OF TOP 10
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        As an inducement to, and to obtain the reliance of
Suffield, Top 10 represents and warrants as follows:
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         Section 3.1         Organization.         Top 10 is a
corporation duly organized, validly existing and in good standing under the laws of Virginia and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign entity in the country or states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the Top 10 Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, bylaws and amendments thereto of Top 10 as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Top 10's
certificate of incorporation or bylaws.    Top 10 has full power,
authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to authorize the execution and delivery of this Agreement.
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         Section 3.2         Capitalization.         The
authorized capitalization of Top 10 consists of 100,000 shares, no par value. As of the date hereof, there are 100 Shares issued and outstanding to the following: David L. Smith, Jr.- 100. All issued and outstanding Top 10 shares have been legally issued, partially paid, are nonassessable and will be fully paid as of May
  , 1998.
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         Section 3.3          Subsidiaries.         Top 10 has no
subsidiary companies.
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         Section 3.4         Tax Matters; Books & Records
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     (a)         The books and records, financial and others, of
Top 10 are in all material respects complete and correct and have been maintained in accordance with good business accounting practices; and
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     (b)         Top 10 has no liabilities with respect to the
payment of any country, federal, state, county, local or other taxes (including any deficiencies, interest or penalties).
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         Section 3.5         Information.         The information
concerning Top 10 as set forth in this Agreement and in the Top 10 Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.
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         Section 3.6         Absence of Certain Changes or Events.
       Except as described herein or in the Top 10 Schedules,
since December 31, 1997:
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        (a)         Top 10 has not:  (i) amended its certificate
of incorporation or bylaws; (ii)  waived any rights of value which in the aggregate are extraordinary or material
considering the business of Top 10; (iii) made any material change in its method of management, operation or accounting;
or (iv)  made any accrual or arrangement for or payment of
bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;
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        (b)         Top 10 has not:  (i) granted or agreed to
grant any options, warrants or other rights for its certificates, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been canceled as of the Closing Date; (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
and
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        (c)         to the best knowledge of Top 10, it has not
become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of Top 10.
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         Section 3.7         Title and Related Matters.
Top 10 has good and marketable title to and is the sole and exclusive owner of all of its properties, inventory, interests in properties and assets, real and personal (collectively, the "Assets") which are reflected in the most recent Top 10 balance sheet and the Top 10 Schedules or acquired after that date (except properties, interests in properties and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges or encumbrances. Except as set forth in the Top 10 Schedules, Top 10 owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with Top 10's business. Except as set forth in the Top 10 Schedules, no third party has any right to, and Top 10 had not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the business, operations, financial conditions or income of Top 10 or any material portion of its properties, assets or rights.
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         Section 3.8         Litigation and Proceedings.
There are no actions, suits or proceedings pending or, to the best of Top 10's knowledge and belief, threatened by or against or affecting Top 10, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of Top 10. Top 10 does not have any knowledge of any default on its part with respect to any judgement, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.
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         Section 3.9      Contracts.   On the Closing Date:
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        (a)         There are no material contracts, agreements,
franchises, license agreements, or other commitments to which Top 10 is a party or by which it or any of its properties are bound;
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        (b)         Top 10 is not a party to any contract,
agreement, commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as Top 10 can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of Top 10; and
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        (c)         Top 10 is not a party to any material oral or
written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000;
(v) consulting or other contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) contract, agreement, or other commitment involving payments by it for more than $10,000 in the aggregate.
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         Section 3.10         No Conflict With Other Instruments.
The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which Top 10 is a party or to which any of its properties or operations are subject.
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         Section 3.11         Material Contract Defaults.
To the best of Top 10's knowledge and belief, Top 10 is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of
Top 10, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Top 10 has not taken adequate steps to prevent such a default from occurring.
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         Section 3.12         Governmental Authorizations.
To the best of Top 10's knowledge, Top 10 has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Top 10 of the transactions contemplated hereby.
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         Section 3.13         Compliance With Laws and
                              Regulations.
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To the best of Top 10's knowledge and belief, Top 10 has complied with all applicable statutes and regulations of any
federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business; operations, properties, assets or condition of Top 10 or would not result in Top 10's incurring any material liability.
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         Section 3.14         Insurance.         All of the
insurable properties of Top 10 are insured for Top 10's benefit in accordance with the insurance policies disclosed in the Top 10 Schedules under valid and enforceable policy or policies containing substantially equivalent coverage and will be outstanding and in full force at the Closing Date.
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         Section 3.15         Approval of Agreement.         The
holders of a majority of the Common Voting Shares outstanding of Top 10 have authorized the execution and delivery of the Agreement by Top 10 and have approved the transactions contemplated hereby.
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         Section 3.16         Material Transactions or
Affiliations.         As of the Closing Date, there will exist no
material contract, agreement or arrangement between Top 10 and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by Top 10 to own beneficially, ten percent (10%) or more of the issued and outstanding Common Shares of Top 10 and which is to be performed in whole or in part after the date hereof. Top 10 has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.
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         Section 3.17         Labor Relations.         Top 10 has
never had a work stoppage resulting from labor problems.
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         Section 3.18         Top 10 Schedules.         Upon
execution hereof, Top 10 shall deliver to Suffield the following schedules, which are collectively referred to as the "Top 10 Schedules" which are dated the date of this Agreement, all certified by an officer of Top 10 to be complete, true and accurate:
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(a)  complete and correct copies of the certificate of
incorporation, bylaws and amendments thereto of Top 10 as in effect  as of the date of this Agreement;
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(b)  copies of financial statement of Top 10 since incorporation of Top 10 in November, 1997;
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(c)  copies of income and any other tax returns of Top 10 since incorporation of Top 10 in November, 1997 ;
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(d)  all contracts of Top 10 presently in effect;
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(e)  Disclosure Statement, and Officers and Directors
Questionnaires, both required for filing Form 211 with the NASD for purposes of applying to the NASDAQ OTC Bulletin Board;
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(f)  the description of any material adverse change in the
business, operations, property, assets, or condition of Top 10 since December 31, 1997 required to be provided pursuant to
Section 2.5; and
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(g)  any other information, together with any required copies of documents, required to be disclosed in the Top 10 Schedules by Sections 3.1 through 3.17.
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         Top 10 shall cause the Top 10 Schedules and the
instruments to be delivered to Suffield hereunder to be updated after the date hereof up to and including the Closing Date.
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                       ARTICLE IV
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            EXCHANGE PROCEDURE AND OTHER CONSIDERATION
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         Section 4.1         Share Exchange/Delivery of Top 10
Securities.         On the Closing Date, the holders of Top 10
Common Shares shall deliver to Suffield (i) certificates or other documents evidencing all of the issued and outstanding Top 10 Common Shares, duly endorsed in blank or with executed power attached thereto in transferrable form. On the Closing Date, all previously issued and outstanding Common Shares of Top 10 shall be canceled and all rights in respect thereof shall cease and
Suffield shall receive such shares in Top 10, so that Top 10 shall become a wholly owned subsidiary of Suffield. Top 10's legal counsel shall take all appropriate action in North Carolina to confirm such transaction.
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         Section 4.2         Issuance of Top 10 Common Shares.
   In exchange for all of the Top 10 Common Shares tendered pursuant to Section 4.1, Suffield shall issue an aggregate of 500,000 "restricted" Suffield Common Shares to David L. Smith, Jr. Such shares shall be "restricted" for two (2) years from issuance.
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         Section 4.3     Other Consideration. Top 10 shall receive
the following additional consideration:
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         (a)  $50,000.00 payable at the Closing Date;
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         (b) $17,500.00 per month for an eleven (11) month period
commencing ninety (90) days after the Closing Date;
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         (c) David L. Smith, Jr. shall have the ability to borrow
up to 25% of retained earnings of the surviving corporation in fiscal year 1998 or the first two quarters of fiscal year 1999. Such borrowings shall be secured by his restricted stock received in this transaction at a 75% discount value to market.
Repayment shall be for a two year period at a 5% annual interest rate.
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         (d) David L. Smith, Jr. shall be provided with a two (2)
year employment agreement by the surviving corporation with the following terms: salary not to exceed $10,000 per month (with not more than a 3% salary increase provided the surviving corporation is profitable by at least twice the amount of the salary increase); quarterly bonus of 30% of net income before income tax of surviving corporation; standard non-competition clause; an option to renew the employment agreement for an additional two year term, upon notice to the surviving company within two months of the end of the current term (provided he is not in default under the employment agreement); and the following management incentives: for fiscal year ending September 30, 1998 (commencing with the date of closing herein) - 100,000 "restricted" shares if the surviving corporation has $1,000,000 in gross revenues; for fiscal year ending September 30, 1999 - (a) 100,000 "restricted" shares if the surviving corporation has $2,000,000 in gross revenues; (b) 100,000 "restricted" shares if the surviving corporation has $400,000 in after tax earnings.
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         Section 4.3         Events Prior to Closing.         Upon
execution hereof or as soon thereafter as practical, management of Top 10 and Suffield shall execute, acknowledge and deliver (or shall cause to be executed, acknowledged and delivered) any and all certificates, opinions, financial statements, schedules, agreements, resolutions rulings or other instruments required by this Agreement to be so delivered, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby, subject only to the conditions to Closing referenced
hereinbelow.
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         Section 4.4         Closing.         The closing
("Closing") of the transactions contemplated by this Agreement shall be on or about May 28, 1998 ("Closing Date").
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         Section 4.5         Termination.
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              (a)         This Agreement may be terminated by the
board of directors or majority interest of Shareholders of either Suffield or Top 10, respectively, at any time prior to the
Closing Date if:
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                   (i)         there shall be any action or
    proceeding before any court or any governmental body which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement and which, in the judgement of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; or
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                   (ii) any of the transactions contemplated
hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions.
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         In the event of termination pursuant to this paragraph
(a) of this Section 4.5, no obligation, right, or liability shall arise hereunder and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting and execution of this Agreement and the transactions herein contemplated;
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              (b)         This Agreement may be terminated at any
time prior to the Closing Date by action of the board of directors of Suffield if Top 10 shall fail to comply in any material respect with any of its covenants or agreements contained in this
Agreement or if any of the representations or warranties of Top 10 contained herein shall be inaccurate in any material respect, which noncompliance or inaccuracy is not cured after 20 days written notice thereof is given to Top 10. If this Agreement is terminated pursuant to this paragraph (b) of this Section 4.5, this Agreement shall be of no further force or effect and no obligation, right or liability shall arise hereunder.
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         Section 4.6         Directors of Suffield After
Acquisition. Upon the Closing, the Board of Directors of Suffield shall be the following: James Lee and David L. Smith, Jr. Each director shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation or removal.
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         Section 4.7         Officers of Suffield.         Upon
the closing, the following persons shall be elected as officers of Suffield in accordance with procedures set forth in the Suffield bylaws:
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     NAME                            OFFICE
     ----                            -------
     David L. Smith, Jr.             President
     James Lee                       Chief Executive
                                     Officer, Secretary and
                                     Treasurer
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         Section 4.8     Post Closing Requirements of Surviving
Company. Subsequent to closing of this transaction, the surviving company (wholly-owned subsidiary of Suffield) shall undertake the
following:         (i) provide all financial information to James
Lee on a bi-weekly basis; (ii) maintain a separate operating bank accounts in North Carolina (Mr. Smith shall be the sole signatory) and Florida (Mr. Lee shall be the sole signatory; and (iv) provide Mr. Lee with duplicate monthly banking statements. Top 10 and the Top 10 Shareholder shall cooperate fully with Suffield regarding same.
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                             ARTICLE V
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                         SPECIAL COVENANTS
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         Section 5.1         Access to Properties and Records.
   Prior to closing, Top 10 and Suffield will each afford to the officers and authorized representatives of the other full access to the properties, books and records of Top 10, Suffield and as the case may be, in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of Top 10, Suffield and  as the case may be, as the other shall from time to time reasonably request.
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         Section 5.2         Availability of Rule 144.
Each of the parties acknowledge that the stock of both Suffield and to be issued pursuant to this Agreement will be "restricted securities, " as that term is defined in Rule 144 promulgated pursuant to the Securities Act. Suffield and are under no obligation to register such shares under the Securities Act, or otherwise. The stockholders of Suffield and holding restricted securities of Suffield as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this
Section 5.2 shall survive the Closing and the consummation of the transactions herein contemplated. All "restricted" shares issued in accordance with this Agreement shall be restricted in accordance with Rule 144 for two (2) years from the date of
issuance.
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         Section 5.3         Special Covenants and Representations
Regarding the Top 10 Common Shares to be Issued in the Exchange. The consummation of this Agreement, including the issuance of the Suffield and Common Shares to the Shareholders of Top 10 as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which the Top 10 Shareholders acquire such securities.
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         Section 5.4         Third Party Consents.         Top 10
and Suffield and agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.
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         Section 5.5         Actions Prior and Subsequent to
Closing.
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              (a)         From and after the date of this
Agreement until the Closing Date and except as set forth in the
Top 10 Schedules or as permitted or contemplated by this
Agreement, Top 10 will each use its best efforts to:
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                   (i)         carry on its business in
substantially the same manner as it has heretofore;
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                   (ii)         maintain and keep its properties
in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;
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                   (iii)         maintain in full force and effect
insurance comparable in amount and in scope of coverage to that now maintained by it;
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                   (iv)         perform in all material respects
all of its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;
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                   (v)         maintain and preserve its business
organization intact, to retain its key employees and to maintain its relationship with its material suppliers and customers; and
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                   (vi)         fully comply with and perform in
all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations and orders imposed by federal or state governmental authorities.
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              (b)         From and after the date of this
Agreement until the Closing Date, Top 10 will not,
without the prior consent of Suffield:
<P>
                   (i)         except as otherwise specifically
set forth herein, make any change in its articles of incorporation or bylaws;
<P>
                   (ii)         declare or pay any dividend on its
outstanding Common Shares, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;
<P>
                   (iii)         enter into or amend any
employment, severance or agreements or arrangements with any directors or officers;
<P>
                   (v)         grant, confer or award any options,
warrants, conversion rights or other rights not existing on the date hereof to acquire any Common Shares; or
<P>
                   (vi)         purchase or redeem any Common
Shares.
<P>
         Section 5.6         Indemnification.
<P>
                   (a)         Top 10 and David L. Smith, Jr.,
individually, hereby agree to indemnify Suffield and each of the officers, agents and directors of Suffield as of the date of execution of this Agreement including, but not limited to James Lee, against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against and litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement, including, but not limited to, misrepresentations . The indemnification provided for in this paragraph shall survive the Closing and consummation of the transactions contemplated hereby and termination of this
Agreement; and
<P>
                   (b)         Suffield and its officers and
directors hereby agrees to indemnify Top 10 and each of the officers, agents, directors and current shareholders of Top 10 as of the Closing Date against any loss, liability, claim, damage or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in this Agreement and
particularly the representation regarding no liabilities referred to in Section 3.4 (b). The indemnification provided for in this Section shall survive the Closing and consummation of the transactions contemplated hereby and termination of this
Agreement.
<P>
                          ARTICLE VI
<P>
            CONDITIONS PRECEDENT TO OBLIGATIONS OF SUFFIELD
<P>
         The obligations of Suffield under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:
<P>
         Section 6.1         Accuracy of Representations.
The representations and warranties made by Top 10 in this
Agreement were true when made and shall be true at the Closing
Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and Top 10 shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by Top 10 prior to or at the Closing. Suffield and shall be furnished with a certificate, signed by a duly authorized officer of Top 10 and dated the Closing Date, to the foregoing effect.
<P>
         Section 6.2         Shareholder Approval.         All of
the Shareholders of Top 10 shall have approved this Agreement and the transactions contemplated herein.
<P>
         Section 6.3         Officer's Certificate.
Suffield shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Top 10 to the effect that: (a) the representations and warranties of Top
10 set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; (b) Top 10 has performed all covenants, satisfied all conditions, and complied with all other terms and provisions of this Agreement to be performed, satisfied or complied with by it as of the Effective Date;  (c)  since such date and
other than as previously disclosed to Suffield, and Top 10 have not entered into any material transaction other than transactions which are usual and in the ordinary course if its business; and
(d) No litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Top 10, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the
extent not disclosed in the Top 10 Schedules, by or against
Top 10 which might result in any material adverse change in any of the assets, properties, business or operations of Top 10.
<P>
         Section 6.4         No Material Adverse Change.
Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations or Top 10.
<P>
         Section 6.5         Opinion of Counsel to Top 10.
Suffield shall receive an opinion dated the Closing date of May
28, 1998,  counsel to Top 10, in substantially the following form:
<P>
              (a) Top 10 is a corporation duly organized, validly existing, and in good standing under the laws of Virginia and has the corporate power and is duly authorized, qualified, franchised and licensed under all material applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to conduct its business as now conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualifications;
<P>
              (b) To the best knowledge of such legal counsel, the execution and delivery by Top 10 of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of Top 10's certificate of incorporation or Bylaws or violate any court order, writ, injunction or decree applicable to Top 10, or its properties or assets;
<P>
              (c)         All issued and outstanding Share
Certificates are legally issued, fully paid and nonassessable. Except as set forth in the Top 10 Schedules, to the best knowledge of such legal counsel, there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commitments obligating Top 10 to issue any additional Share Certificates.
<P>
              (d) This Agreement has been duly and validly authorized, executed and delivered by Top 10;
<P>
              (e) To the best knowledge of such legal counsel, except as set forth in the Top 10 Schedules, there are no actions, suits or proceedings pending or threatened by or against or affecting Top 10 or its properties, at laws or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind;
<P>
              (f) Top 10 has taken all actions required by the applicable laws of Virginia to permit the acquisition of the outstanding shares of Top 10 into Suffield.
<P>
         Section 6.6         Other Items.         Suffield shall
have received such further documents, certificates or instruments relating to the transactions contemplated hereby as Suffield may reasonably request.
<P>
                         ARTICLE VII
<P>
           CONDITIONS PRECEDENT TO OBLIGATIONS OF TOP 10
<P>
         The obligations of Top 10 under this Agreement are
    subject to the satisfaction, at or before the Closing date (unless otherwise indicated herein), of the following conditions:
<P>
         Section 7.1         Accuracy of Representations.
The representations and warranties made by Suffield in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and Suffield shall have performed and complied with all covenants and conditions required by this Agreement to be
performed or complied with by Suffield prior to or at the Closing. Top 10 shall have been furnished with a certificate, signed by a duly authorized executive officer of Suffield and dated the
Closing Date, to the foregoing effect.
<P>
         Section 7.2         Officer's Certificate.         Top 10
shall be furnished with a certificate dated the Closing date and signed by a duly authorized officer of Suffield to the effect that: (a) the representations and warranties of Suffield set forth in the Agreement and in all Exhibits, Schedules and other documents furnished in connection herewith are in all material respects true and correct as if made on the Effective Date; and
(b) Suffield had performed all covenants, satisfied all
conditions, and complied with all other terms and provisions of the Agreement to be performed, satisfied or complied with by it as of the Effective Date.
<P>
         Section 7.3         No Material Adverse Change.
Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations or nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of Suffield.
<P>
         Section 7.4         Opinion of Counsel to Suffield.
  Top 10 shall receive an opinion dated the Closing Date of
Richard I. Anslow & Associates, counsel to Suffield, in substantially the following form:
<P>
                   (a)         Suffield is a corporation duly
organized, validly existing, and in good standing under the laws of the state of Florida and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification;
<P>
                   (b)         To the best knowledge of such legal
counsel, the execution and delivery by Suffield of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of
Suffield's articles of incorporation or bylaws or constitute a default or give rise to a right of termination, cancellation or acceleration under any material mortgage, indenture, deed of trust, license agreement or other obligation or violate any court order, writ, injunction or decree applicable to Suffield or its properties or assets;
<P>
                   (c)         The authorized capitalization of
Suffield consists of 50,000,000 shares of Common Stock, par value $0.0001 per share and 10,000,000 shares of Preferred Stock, par value $0.0001 per share. As of the Closing Date, there will be the following issued and outstanding common shares of Suffield:
3,325,000 common shares of which 1,525,000 are "restricted"
shares.   In addition, in accordance with the terms of this
Agreement, the Top 10 Shareholder shall obtain 500,000 Suffield "restricted" common shares under Rule 144, restricted for a two
(2) year period.
<P>
          There are no Preferred Shares issued and outstanding.
All issued and outstanding shares are legally issued, fully paid and nonassessable and issued in violation of the preemptive rights of any person;
<P>
                   (d)         The Suffield Common Shares to be
issued to the Top 10 Shareholders pursuant to the terms of this Agreement will be, when issued in accordance with the terms hereof, legally issued, fully paid and non-assessable;
<P>
                   (e)         This Agreement has been duly and
validly authorized, executed, and delivered and constitutes the legal and binding obligation of Suffield, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;
<P>
                   (f)         To the best knowledge of such
    counsel, there are no actions, suits or proceedings pending or threatened by or against Suffield or affecting
Suffield's properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind; and
<P>
                   (g)         Suffield has taken all actions
required by the applicable laws of the state of Florida to permit the issuance of the Suffield Common Shares to the Top 10 Shareholder.
<P>
                           ARTICLE VIII
<P>
                           MISCELLANEOUS
<P>
         Section 8.1         Brokers and Finders.         Each
party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person not listed in Schedule 7.1 for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.
<P>
         Section 8.2         Law,  Forum and Jurisdiction.
This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, United States of America.
<P>
         Section 8.3         Notices.         Any notices or other
communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:
         If to Suffield and :     Richard I. Anslow & Associates
                                  4255 Route 9, Suite D
                                  Freehold, New Jersey 07728
<P>
         If to Top 10:     Outten, Barrett, Burr & Sharrett, P.C.
                           314 South Main Street
                           P.O. Box 232
                           Emporia, Virginia 23847
<P>
or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have given as of the date so delivered, mailed or telegraphed.
<P>
         Section 8.4         Attorneys' Fees.         In the event
that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parities shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fee, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.
<P>
         Section 8.5         Confidentiality.         Each party
hereto agrees with the other parties that, unless and until the reorganization contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not used such data or information or disclose the same to others, except:
(i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.
<P>
         Section 8.6         Schedules; Knowledge.         Each
party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.
<P>
         Section 8.7         Third Party Beneficiaries.
This contract is solely among Top 10, Top 10 Shareholders and Suffield and except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.
<P>
         Section 8.8         Entire Agreement.         This
Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except a set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.
<P>
         Section 8.9         Survival; Termination.         The
representations, warranties and covenants of the respective
parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.
<P>
         Section 8.10         Counterparts.         This
Agreements may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.
<P>
         Section 8.11          Amendment or Waiver.         Every
right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this
Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.
<P>
         Section 8.12         Incorporation of Recitals.
All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.
<P>
         Section 8.13         Expenses.         Each party herein
shall bear all of their respective cost s and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation thereof.
<P>
         Section 8.14         Headings; Context.         The
headings of the sections and paragraphs contained in this
Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.
<P>
         Section 8.15         Benefit.         This Agreement
shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.
<P>
         Section 8.16         Public Announcements.         Except
as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.
<P>
         Section 8.17         Severability.         In the event
that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.
<P>
         Section 8.18         Failure of Conditions; Termination.
      In the event of any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.
<P>
         Section 8.19         No Strict Construction.         The
language of this Agreement shall be construed as a whole,
according to its fair meaning and intendment, and not strictly for or against wither party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.
<P>
         Section 8.20         Execution Knowing and Voluntary.
   In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprized of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.
<P>
         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.
<P>
                                      SUFFIELD TECHNOLOGIES CORP.
ATTEST:
<P>
/s/ James Lee
---------------------------      By: /s/ James Lee
                                     ----------------------------
James Lee, Secretary                 James Lee, President
<P>
ATTEST:                               TOP 10 PROMOTIONS, INC.
<P>
/s/ David L. Smith, Jr.              /s/ David L. Smith, Jr.
---------------------------      By:-----------------------------
David L. Smith, Jr., Secretary     David L. Smith, Jr., President
<P>
TOP 10 SHAREHOLDER:
<P>
/s/ David L. Smith, Jr.
---------------------------
DAVID L. SMITH, JR.
<P>
                           EXHIBIT "A"
<P>
                   ------------------------
<P>
                 LIST OF TOP 10 SHAREHOLDERS *
<P>
                   ------------------------
<P>
         Name                                  % of Shares
         --------                              ------------
<P>
        DAVID L. SMITH, JR.                       100%
<P>
        TOTAL                                     100%
                                                  ------------
                                                  ------------
<P>